EXHIBIT 12

  HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND CASH VALUES

It is impossible to illustrate exactly how a Policy will perform in the future. However, you can illustrate how the Policy works and may be able to better compare a Policy with other life insurance plans, using hypothetical illustrations based on the personal characteristics of the Insured(s) as well as certain assumptions about the future. You can also do this by requesting from us personalized hypothetical illustrations based on: (a) the Age(s) of the Insured(s); (b) the tobacco usage class and expected risk class(es) of the Insured(s); (c) the gender of the Insured(s), where permitted; (d) the Specified Amount you seek; (e) the test that you elect to qualify your Policy as life insurance - either the Cash Value Accumulation Test (CVAT) or Guideline Premium Test (GPT); (f) which Death Benefit Option (I, II, III or IV) is to apply; and
(g) the amount and timing of Premiums you intend to pay.

We may also provide personalized hypothetical illustrations that assume future loans, withdrawals, loan repayments, Premium payments on other than the Policy Date and Policy Anniversaries, changes after the Policy Date in the Death Benefit Option on in the Specified Amount or varying assumed rates of return.

The hypothetical illustrations that follow show the changes in the Death Benefit, Account Value and Cash Value over time based on certain assumptions. All values are provided as of the end of each Policy Year shown. Hypothetical illustrations are shown for both Death Benefit Options. The assumptions used are as follows:

1. Hypothetical average annual gross rates of return in the Portfolios of 0%, 6% and 12%. Of course, actual investment performance is not a constant rate. If the hypothetical gross rate of return were to fluctuate above or below the 0%, 6% or 12% average over a period of years, the Death Benefit, Account Value and Cash Value may be different. For hypothetical rates of return of 0% and 6%, the illustrations will indicate if a Policy would lapse. HYPOTHETICAL RATES OF RETURN ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE.

2. Hypothetical constant expense ratios of 1.15% for the Portfolios. The total annual expenses for the underlying mutual funds are shown in the section entitled "Variable Investment Options." The 1.15% hypothetical expense ratio is the average of the actual total annual expenses for all available Portfolios as of December 31, 1999. Certain of the Portfolios have not been in existence for a full year and, therefore, the total annual expenses for those Portfolios are estimated and annualized. The 1.15% hypothetical expense ratio, when deducted from the hypothetical average annual gross rates of return equals a hypothetical average annual net rate of return of -1.15%, 4.85% and 10.85%, respectively.

3. The mortality and expense risk charge assessed against the assets in the Separate Account at an annualized rate of 0.90% for Policy Years 1-15 and 0.25% for Policy Years 16 and thereafter. The charge for administrative expenses connected with operating the Separate Account is 0.25% per year. It is also assumed that there is no tax charge assessed against the Separate Account.

4. The charges under the Policy, including the current cost of insurance charges that differ by gender, tobacco usage class, risk class and attained age. It is assumed that there are no transfer fees applicable. The hypothetical illustrations are presented based on both the current and guaranteed cost of insurance charges.

5.   Premium taxes are assessed at the rate of 2.5%.

6. There are no loans, loan repayments, withdrawals, accelerated death benefit payments or amounts paid to maintain the Policy in effect during a grace period. The hypothetical values will include Cash Value Credits if applicable.

7. The Age(s) and, where applicable, gender of the Insured(s) shown in each illustration, as are the applicable Death Benefit Option and the life insurance test under the Code. If you choose Death Benefit Option IV, the assumed interest rate will be 5%.

8.   The Insured(s) is/are eligible for the "no tobacco usage" class.

9. The Insured(s) is/are considered to be in the preferred risk class. If the Insured(s) is/are placed in a substandard risk class, the values for the Death Benefit, Account Value and Cash Value will differ because the risk classification impacts charges under the Policy.

10.  The  Premium   payments  and   Specified   Amount  are  as  shown  in  each
     illustration. It is assumed that Premium payments are allocated on the first day of the Policy Year shown.

11. Neither the Death Benefit Option nor the Specified Amount is changed after the Policy Date.

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                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

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------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

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------------------- -------------- ---------------- ---------------- --------------- ---------------- ------------------ -----------
  Death Benefit        Life         Specified     Issue Age(s)     Male/Female    Single Life/      Hypothetical       Tobacco Usage
      Option         Insurance       Amount                                        Joint Life      Rate of Return     Classification
                        Test

----------------- -------------- ---------------- ---------------- --------------- ---------------- ------------------ -------------
-----------------                                 ---------------- --------------- ---------------- ------------------ -------------
      Level            GPT          $500,000            45             Female          Single            12.00%            No Usage
                                                                                                      (10.85% net)
----------------- -------------- ---------------- ---------------- --------------- ---------------- ------------------ -------------
--------------------------- ------------------------------------------------------ -------------------------------------------------
Policy Year    Premium                         Current Charges                                      Guaranteed Charges
              Payments*

                         ------------------------------------------------------ ----------------------------------------------------
                         -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
                          Withdrawal       Death       Account     Cash Value    Withdrawal       Death       Account     Cash Value
                                          Benefit       Value                                    Benefit       Value

------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     1      $23,285           $0         $500,000      $24,105       $21,777         $0         $500,000      $23,102       $20,774
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     2      23,285             0          500,000       50,367       46,641           0          500,000       48,262       44,536
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     3      23,285             0          500,000       78,985       74,793           0          500,000       75,674       71,482
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     4      21,680             0          500,000      108,477       103,900          0          500,000      103,853       99,277
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     5         0               0          500,000      117,658       113,997          0          500,000      111,542       107,880
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     6         0               0          500,000      127,648       124,902          0          500,000      119,835       117,089
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     7         0               0          500,000      138,507       136,676          0          500,000      128,783       126,952
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     8         0               0          500,000      150,317       148,487          0          500,000      138,436       136,606
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     9         0               0          500,000      163,169       162,254          0          500,000      148,854       147,939
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    10         0               0          500,000      177,160       176,244          0          500,000      160,116       159,200
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    11         0               0          500,000      193,173       193,173          0          500,000      173,001       173,001
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    12         0               0          500,000      211,750       211,750          0          500,000      187,036       187,036
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    13         0               0          500,000      232,188       232,188          0          500,000      203,388       203,388
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    14         0               0          500,000      254,679       254,679          0          500,000      221,367       221,367
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    15         0               0          500,000      279,439       279,439          0          500,000      241,150       241,150
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    16         0               0          500,000      308,726       308,726          0          500,000      264,675       264,675
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    17         0               0          500,000      341,186       341,186          0          500,000      290,776       290,776
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    18         0               0          500,000      377,181       377,181          0          500,000      319,760       319,760
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    19         0               0          517,214      417,108       417,108          0          500,000      351,990       351,990
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    20         0               0          562,813      461,322       461,322          0          500,000      387,915       387,915
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------

------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    25         0               0          885,690      763,526       763,526          0          736,789      635,163       635,163
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    30         0               0         1,352,648    1,264,157     1,264,157         0         1,114,000    1,041,121     1,041,121
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    35         0               0         2,198,199    2,093,523     2,093,523         0         1,796,423    1,710,879     1,710,879
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
  Death Benefit         Life         Specified      Issue Age(s)     Male/Female    Single Life/     Hypothetical      Tobacco Usage
     Option        Insurance Test      Amount                                        Joint Life     Rate of Return    Classification
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------------                                 ----------------- --------------- --------------- ------------------ ------------
      Level             GPT           $500,000            45             Female          Single            6.00%           No Usage
                                                                                                        (4.85% net)
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------- ---------------- ----------------------------------------------------- -----------------------------------------------
Policy Year       Premium                        Current Charges                                     Guaranteed Charges
                 Payments*

                          ----------------------------------------------------- ---------------------------------------------------
                          --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
                            Withdrawal       Death     Account     Cash Value    Withdrawal    Death         Account    Cash Value
                                            Benefit      Value                                  Benefit       Value

------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     1       $23,285            $0         $500,000     $22,801      $20,472         $0         $500,000     $21,826     $19,497
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     2       23,285             0           500,000      46,307      42,582           0         500,000      44,314       40,588
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     3       23,285             0           500,000      70,546      66,355           0         500,000      67,488       63,297
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     4       21,680             0           500,000      93,936      89,359           0         500,000      89,767       85,190
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     5          0               0           500,000      96,321      92,660           0         500,000      90,924       87,263
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     6          0               0           500,000      98,755      96,009           0         500,000      91,999       89,253
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     7          0               0           500,000     101,224      99,393           0         500,000      92,975       91,144
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     8          0               0           500,000     103,730      101,899          0         500,000      93,828       91,998
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     9          0               0           500,000     106,275      105,359          0         500,000      94,540       93,625
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     10         0               0           500,000     108,860      107,944          0         500,000      95,100       94,185
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     11         0               0           500,000     111,937      111,937          0         500,000      95,881       95,881
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     12         0               0           500,000     115,086      115,086          0         500,000      96,505       96,505
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     13         0               0           500,000     118,310      118,310          0         500,000      96,970       96,970
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     14         0               0           500,000     121,612      121,612          0         500,000      97,269       97,269
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     15         0               0           500,000     124,996      124,996          0         500,000      97,370       97,370
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     16         0               0           500,000     129,315      129,315          0         500,000      97,881       97,881
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     17         0               0           500,000     133,753      133,753          0         500,000      98,111       98,111
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     18         0               0           500,000     138,318      138,318          0         500,000      97,971       97,971
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     19         0               0           500,000     143,018      143,018          0         500,000      97,354       97,354
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     20         0               0           500,000     147,860      147,860          0         500,000      96,172       96,172
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------

------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     25         0               0           500,000     173,610      173,610          0         500,000      79,243       79,243
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     30         0               0           500,000     203,609      203,609          0         500,000      28,190       28,190
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------
     35         0               0           500,000     231,280      231,280          0            0            0           0
------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ -----------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
  Death Benefit         Life         Specified     Issue Age(s)     Male/Female     Single Life/     Hypothetical      Tobacco Usage
     Option        Insurance Test      Amount                                        Joint Life     Rate of Return    Classification
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------------                                 ----------------- --------------- --------------- ------------------ ------------
      Level             GPT           $500,000            45             Female          Single            0.00%           No Usage
                                                                                                       (-1.15% net)
---------------- --------------- --------------- ----------------- --------------- --------------- ------------------ --------------
---------------------------- ----------------------------------------------------- -------------------------------------------------
Policy Year     Premium                        Current Charges                                     Guaranteed Charges
               Payments*

                             ----------------------------------------------------- -------------------------------------------------
                             --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
                              Withdrawal       Death     Account     Cash Value    Withdrawal    Death         Account    Cash Value
                                               Benefit      Value                                  Benefit       Value

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     1          $23,285            $0         $500,000     $21,496      $19,168         $0         $500,000     $20,550     $18,222
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     2          23,285             0           500,000      42,401      38,675           0         500,000      40,517       36,792
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     3          23,285             0           500,000      62,732      58,541           0         500,000      59,915       55,723
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     4          21,680             0           500,000      80,990      76,413           0         500,000      77,238       72,661
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     5             0               0           500,000      78,238      74,577           0         500,000      73,482       69,821
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     6             0               0           500,000      75,528      72,782           0         500,000      69,686       66,940
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     7             0               0           500,000      72,841      71,010           0         500,000      65,834       64,003
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     8             0               0           500,000      70,176      68,346           0         500,000      61,904       60,073
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     9             0               0           500,000      67,533      66,618           0         500,000      57,877       56,961
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     10            0               0           500,000      64,910      63,994           0         500,000      53,747       52,832
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     11            0               0           500,000      62,558      62,558           0         500,000      49,705       49,705
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     12            0               0           500,000      60,207      60,207           0         500,000      45,524       45,524
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     13            0               0           500,000      57,858      57,858           0         500,000      41,207       41,207
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     14            0               0           500,000      55,509      55,509           0         500,000      36,751       36,751
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     15            0               0           500,000      53,160      53,160           0         500,000      32,127       32,127
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     16            0               0           500,000      51,148      51,148           0         500,000      27,483       27,483
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     17            0               0           500,000      49,077      49,077           0         500,000      22,524       22,524
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     18            0               0           500,000      46,946      46,946           0         500,000      17,157       17,157
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     19            0               0           500,000      44,756      44,756           0         500,000      11,272       11,272
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     20            0               0           500,000      42,506      42,506           0         500,000       4,788       4,788
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     25            0               0           500,000      29,203      29,203           0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     30            0               0           500,000      9,201        9,201           0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     35            0               0              0           0            0             0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------- -------------- ---------------- ---------------- ---------------- --------------- ------------------ -----------
  Death Benefit         Life          Specified   Issue Age(s)      Male/Female     Single Life/     Hypothetical      Tobacco Usage
      Option          Insurance        Amount                                       Joint Life     Rate of Return     Classification
                        Test

------------------- -------------- ---------------- ---------------- ---------------- --------------- ------------------ -----------
-------------------                                 ---------------- ---------------- --------------- ------------------ -----------
     Variable            GPT          $500,000         55              Male            Single           12.00%         Tobacco Usage
                                                                                                        (10.85% net)
------------------- -------------- ---------------- ---------------- ---------------- --------------- ------------------ -----------
------------ ---------------- ------------------------------------------------------- ----------------------------------------------
Policy Year      Premium                         Current Charges                                      Guaranteed Charges
                Payments*

                              ------------------------------------------------------- ----------------------------------------------
                              -------------- -------------- ------------ ------------ -------------- ------------ ------------ -----
                          Withdrawal    Death Benefit    Account    Cash Value    Withdrawal       Death       Account    Cash Value
                                                               Value                                   Benefit       Value

--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
     1        $43,110           $0          $541,912       $41,912      $37,601         $0         $537,282      $37,282     $32,971
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
     2        43,110             0           587,349       87,349       80,451           0          577,142      77,142       70,244
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
     3        43,110             0           636,627       136,627      128,868          0          619,769      119,769     112,009
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
     4        43,110             0           690,094       190,094      181,472          0          665,370      165,370     156,748
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
     5        43,110             0           748,127       248,127      239,505          0          714,147      214,147     205,525
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
     6        43,110             0           811,136       311,136      303,376          0          766,279      266,279     258,519
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
     7        43,110             0           879,549       379,549      373,513          0          821,934      321,934     315,898
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
     8           0               0           910,257       410,257      404,222          0          837,367      337,367     331,331
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
     9           0               0           943,645       443,645      440,627          0          852,805      352,805     349,788
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    10           0               0           979,950       479,950      476,933          0          868,090      368,090     365,073
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    11           0               0          1,021,569      521,569      521,569          0          884,704      384,704     384,704
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    12           0               0          1,066,708      566,708      566,708          0          901,158      401,158     401,158
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    13           0               0          1,115,719      615,719      615,719          0          917,366      417,366     417,366
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    14           0               0          1,168,989      668,989      668,989          0          933,204      433,204     433,204
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    15           0               0          1,226,944      726,944      726,944          0          948,460      448,460     448,460
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    16           0               0          1,295,276      795,276      795,276          0          965,974      465,974     465,974
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    17           0               0          1,369,917      869,917      869,917          0          982,648      482,648     482,648
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    18           0               0          1,451,545      951,545      951,545          0          998,022      498,022     498,022
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    19           0               0          1,540,908     1,040,908    1,040,908         0         1,011,603     511,603     511,603
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    20           0               0          1,638,838     1,138,838    1,138,838         0         1,022,844     522,844     522,844
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------

--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    25           0               0          2,286,165     1,786,165    1,786,165         0         1,027,052     527,052     527,052
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    30           0               0          3,293,146     2,793,146    2,793,146         0          875,611      375,611     375,611
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------
    35           0               0          4,851,790     4,351,790    4,351,790         0             0            0           0
--------- ---------------- -------------- -------------- ------------ ------------ -------------- ------------ ------------ --------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
  Death Benefit         Life         Specified     Issue Age(s)     Male/Female     Single Life/     Hypothetical      Tobacco Usage
     Option        Insurance Test      Amount                                        Joint Life     Rate of Return    Classification
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------------                                 ----------------- --------------- --------------- ------------------ ------------
    Variable            GPT         $500,000            55              Male           Single            6.00%         Tobacco Usage
                                                                                                        (4.85% net)
---------------- --------------- --------------- ----------------- --------------- --------------- ------------------ --------------
---------------------------- ----------------------------------------------------- -------------------------------------------------
Policy Year     Premium                        Current Charges                                     Guaranteed Charges
               Payments*

                             ----------------------------------------------------- -------------------------------------------------
                             --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
                              Withdrawal       Death     Account     Cash Value    Withdrawal    Death         Account    Cash Value
                                               Benefit      Value                                  Benefit       Value

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     1          $43,110            $0         $539,578     $39,578      $35,267         $0         $535,085     $35,085     $30,774
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     2          43,110             0           580,166      80,166      73,269           0         570,524      70,524       63,627
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     3          43,110             0           621,798     121,798      114,038          0         606,288      106,288      98,528
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     4          43,110             0           664,505     164,505      155,883          0         642,343      142,343     133,721
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     5          43,110             0           708,322     208,322      199,700          0         678,637      178,637     170,015
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     6          43,110             0           753,285     253,285      245,525          0         715,073      215,073     207,313
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     7          43,110             0           799,408     299,408      293,373          0         751,523      251,523     245,487
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     8             0               0           805,057     305,057      299,022          0         745,920      245,920     239,885
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     9             0               0           810,667     310,667      307,650          0         738,684      238,684     235,666
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     10            0               0           816,221     316,221      313,204          0         729,598      229,598     226,581
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     11            0               0           823,038     323,038      323,038          0         719,432      219,432     219,432
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     12            0               0           829,514     329,514      329,514          0         707,079      207,079     207,079
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     13            0               0           835,636     335,636      335,636          0         692,381      192,381     192,381
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     14            0               0           841,389     341,389      341,389          0         675,144      175,144     175,144
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     15            0               0           846,758     346,758      346,758          0         655,092      155,092     155,092
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     16            0               0           854,068     354,068      354,068          0         632,836      132,836     132,836
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     17            0               0           860,741     360,741      360,741          0         606,866      106,866     106,866
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     18            0               0           866,748     366,748      366,748          0         576,645      76,645       76,645
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     19            0               0           872,056     372,056      372,056          0         541,621      41,621       41,621
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     20            0               0           876,631     376,631      376,631          0         501,219       1,219       1,219
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     25            0               0           881,084     381,084      381,084          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     30            0               0           824,343     324,343      324,343          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     35            0               0           648,423     148,423      148,423          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
  Death Benefit         Life         Specified     Issue Age(s)     Male/Female     Single Life/     Hypothetical      Tobacco Usage
     Option        Insurance Test      Amount                                        Joint Life     Rate of Return    Classification
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------------                                 ----------------- --------------- --------------- ------------------ ------------
    Variable            GPT         $500,000            55              Male           Single            0.00%         Tobacco Usage
                                                                                                       (-1.15% net)
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
---------------------------- ----------------------------------------------------- -------------------------------------------------
Policy Year     Premium                        Current Charges                                     Guaranteed Charges
               Payments*

                             ----------------------------------------------------- -------------------------------------------------
                             --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
                              Withdrawal       Death     Account     Cash Value    Withdrawal    Death         Account    Cash Value
                                               Benefit      Value                                  Benefit       Value

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     1          $43,110            $0         $537,245     $37,245      $32,934         $0         $532,892     $32,892     $28,581
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     2          43,110             0           573,260      73,260      66,363           0         564,172      64,172       57,274
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     3          43,110             0           608,078     108,078      100,318          0         593,842      93,842       86,083
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     4          43,110             0           641,730     141,730      133,108          0         621,905      121,905     113,283
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     5          43,110             0           674,248     174,248      165,626          0         648,342      148,342     139,720
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     6          43,110             0           705,662     205,662      197,903          0         673,096      173,096     165,336
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     7          43,110             0           735,982     235,982      229,947          0         696,083      196,083     190,048
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     8             0               0           725,615     225,615      219,580          0         677,391      177,391     171,356
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     9             0               0           715,235     215,235      212,217          0         657,723      157,723     154,705
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     10            0               0           704,827     204,827      201,810          0         636,950      136,950     133,932
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     11            0               0           695,201     195,201      195,201          0         615,518      115,518     115,518
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     12            0               0           685,147     185,147      185,147          0         592,753      92,753       92,753
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     13            0               0           674,671     174,671      174,671          0         568,613      68,613       68,613
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     14            0               0           663,783     163,783      163,783          0         543,027      43,027       43,027
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     15            0               0           652,488     152,488      152,488          0         515,853      15,853       15,853
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     16            0               0           641,747     141,747      141,747          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     17            0               0           630,173     130,173      130,173          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     18            0               0           617,775     117,775      117,775          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     19            0               0           604,561     104,561      104,561          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     20            0               0           590,541      90,541      90,541           0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     25            0               0           503,031      3,031        3,031           0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     30            0               0              0           0            0             0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     35            0               0              0           0            0             0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ----------------- ---------------- -------------- ------------------ ------------
  Death Benefit         Life         Specified    Issue Age(s)      Male/Female    Single Life/     Hypothetical       Tobacco Usage
     Option        Insurance Test      Amount                                       Joint Life     Rate of Return     Classification
------------------ --------------- --------------- ----------------- ---------------- -------------- ------------------ ------------
------------------                                 ----------------- ---------------- -------------- ------------------ ------------
    Variable            GPT           $500,000         55              Male           Single           12.00%          Tobacco Usage
                                                                                                       (10.85% net)
------------------ --------------- --------------- ----------------- ---------------- -------------- ------------------ ------------
------------- ---------------- ------------------------------------------------------ ----------------------------------------------
Policy Year       Premium                         Current Charges                                     Guaranteed Charges
                 Payments*

                               ------------------------------------------------------ ----------------------------------------------
                            --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
                              Withdrawal       Death       Account    Cash Value    Withdrawal       Death     Account    Cash Value
                                              Benefit       Value                                   Benefit      Value

---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     1         $43,110            $0         $541,912      $41,912      $37,601         $0         $537,282     $37,282      $32,971
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     2         43,110             0           587,349      87,349       80,451           0          577,142      77,142      70,244
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     3         43,110             0           636,627      136,627      128,868          0          619,769     119,769      112,009
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     4         43,110             0           690,094      190,094      181,472          0          665,370     165,370      156,748
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     5         43,110             0           748,127      248,127      239,505          0          714,147     214,147      205,525
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     6         43,110             0           811,136      311,136      303,376          0          766,279     266,279      258,519
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     7         43,110             0           879,549      379,549      373,513          0          821,934     321,934      315,898
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     8            0               0           910,257      410,257      404,222          0          837,367     337,367      331,331
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     9            0               0           943,645      443,645      440,627          0          852,805     352,805      349,788
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     10           0               0           979,950      479,950      476,933          0          868,090     368,090      365,073
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     11           0             5,000        1,016,070     516,070      516,070        5,000        879,204     379,204      379,204
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     12           0             5,000        1,055,160     555,160      555,160        5,000        889,608     389,608      389,608
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     13           0             5,000        1,097,517     597,517      597,517        5,000        899,160     399,160      399,160
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     14           0             5,000        1,143,469     643,469      643,469        5,000        907,678     407,678      407,678
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     15           0             5,000        1,193,374     693,374      693,374        5,000        914,879     414,879      414,879
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     16           0             5,000        1,252,573     752,573      752,573        5,000        923,253     423,253      423,253
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     17           0             5,000        1,317,102     817,102      817,102        5,000        929,806     429,806      429,806
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     18           0             5,000        1,387,534     887,534      887,534        5,000        933,970     433,970      433,970
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     19           0             5,000        1,464,501     964,501      964,501        5,000        935,137     435,137      435,137
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     20           0             5,000        1,548,705    1,048,705    1,048,705       5,000        932,630     432,630      432,630
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------

---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     25           0               0          2,136,182    1,636,182    1,636,182         0          876,754     376,754      376,754
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     30           0               0          3,043,479    2,543,479    2,543,479         0          625,009     125,009      125,009
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------
     35           0               0          4,435,932    3,935,932    3,935,932         0             0           0            0
---------- ---------------- --------------- ------------ ------------ ------------ -------------- ------------ ----------- ---------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
  Death Benefit         Life         Specified     Issue Age(s)     Male/Female     Single Life/     Hypothetical      Tobacco Usage
     Option        Insurance Test      Amount                                        Joint Life     Rate of Return    Classification
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------------                                 ----------------- --------------- --------------- ------------------ ------------
    Variable            GPT           $500,000          55              Male           Single            6.00%         Tobacco Usage
                                                                                                        (4.85% net)
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------- ---------------- ----------------------------------------------------- -----------------------------------------------
Policy Year       Premium                        Current Charges                                     Guaranteed Charges
                 Payments*

                               ----------------------------------------------------- -----------------------------------------------
                             --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
                              Withdrawal       Death     Account     Cash Value    Withdrawal    Death         Account    Cash Value
                                               Benefit      Value                                  Benefit       Value

----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     1          $43,110            $0         $539,578     $39,578      $35,267         $0         $535,085     $35,085     $30,774
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     2          43,110             0           580,166      80,166      73,269           0         570,524      70,524       63,627
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     3          43,110             0           621,798     121,798      114,038          0         606,288      106,288      98,528
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     4          43,110             0           664,505     164,505      155,883          0         642,343      142,343     133,721
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     5          43,110             0           708,322     208,322      199,700          0         678,637      178,637     170,015
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     6          43,110             0           753,285     253,285      245,525          0         715,073      215,073     207,313
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     7          43,110             0           799,408     299,408      293,373          0         751,523      251,523     245,487
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     8             0               0           805,057     305,057      299,022          0         745,920      245,920     239,885
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     9             0               0           810,667     310,667      307,650          0         738,684      238,684     235,666
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     10            0               0           816,221     316,221      313,204          0         729,598      229,598     226,581
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     11            0             5,000         817,833     317,833      317,833        5,000       714,227      214,227     214,227
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     12            0             5,000         818,891     318,891      318,891        5,000       696,455      196,455     196,455
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     13            0             5,000         819,373     319,373      319,373        5,000       676,114      176,114     176,114
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     14            0             5,000         819,254     319,254      319,254        5,000       653,003      153,003     153,003
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     15            0             5,000         818,511     318,511      318,511        5,000       626,835      126,835     126,835
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     16            0             5,000         819,229     319,229      319,229        5,000       597,983      97,983       97,983
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     17            0             5,000         818,996     318,996      318,996        5,000       565,101      65,101       65,101
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     18            0             5,000         817,766     317,766      317,766        5,000       527,633      27,633       27,633
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     19            0             5,000         815,490     315,490      315,490          0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     20            0             5,000         812,118     312,118      312,118          0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     25            0               0           799,568     299,568      299,568          0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     30            0               0           721,304     221,304      221,304          0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     35            0               0           518,098      18,098      18,098           0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
  Death Benefit         Life         Specified     Issue Age(s)     Male/Female     Single Life/     Hypothetical      Tobacco Usage
     Option        Insurance Test      Amount                                        Joint Life     Rate of Return    Classification
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------------                                 ----------------- --------------- --------------- ------------------ ------------
    Variable            GPT           $500,000          55              Male           Single            0.00%         Tobacco Usage
                                                                                                       (-1.15% net)
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------- ---------------- ----------------------------------------------------- -----------------------------------------------
Policy Year       Premium                        Current Charges                                     Guaranteed Charges
                 Payments*

                               ----------------------------------------------------- -----------------------------------------------
                             --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
                              Withdrawal       Death     Account     Cash Value    Withdrawal    Death         Account    Cash Value
                                               Benefit      Value                                  Benefit       Value

----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     1          $43,110            $0         $537,245     $37,245      $32,934         $0         $532,892     $32,892     $28,581
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     2          43,110             0           573,260      73,260      66,363           0         564,172      64,172       57,274
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     3          43,110             0           608,078     108,078      100,318          0         593,842      93,842       86,083
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     4          43,110             0           641,730     141,730      133,108          0         621,905      121,905     113,283
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     5          43,110             0           674,248     174,248      165,626          0         648,342      148,342     139,720
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     6          43,110             0           705,662     205,662      197,903          0         673,096      173,096     165,336
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     7          43,110             0           735,982     235,982      229,947          0         696,083      196,083     190,048
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     8             0               0           725,615     225,615      219,580          0         677,391      177,391     171,356
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     9             0               0           715,235     215,235      212,217          0         657,723      157,723     154,705
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     10            0               0           704,827     204,827      201,810          0         636,950      136,950     133,932
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     11            0             5,000         690,291     190,291      190,291        5,000       610,607      110,607     110,607
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     12            0             5,000         675,414     175,414      175,414        5,000       583,019      83,019       83,019
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     13            0             5,000         660,203     160,203      160,203        5,000       554,142      54,142       54,142
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     14            0             5,000         644,664     144,664      144,664        5,000       523,903      23,903       23,903
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     15            0             5,000         628,801     128,801      128,801          0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     16            0             5,000         613,389     113,389      113,389          0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     17            0             5,000         597,197      97,197      97,197           0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     18            0             5,000         580,234      80,234      80,234           0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     19            0             5,000         562,508      62,508      62,508           0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     20            0             5,000         544,026      44,026      44,026           0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     25            0               0              0           0            0             0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     30            0               0              0           0            0             0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     35            0               0              0           0            0             0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                          Illustration Assumptions:

                          Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
----------------- -------------- ---------------- ---------------- --------------- ---------------- ------------------ -------------
  Death Benefit       Life          Specified    Issue Age(s)     Male/Female     Single Life/      Hypothetical       Tobacco Usage
      Option        Insurance        Amount                                        Joint Life      Rate of Return     Classification
                      Test

----------------- -------------- ---------------- ---------------- --------------- ---------------- ------------------ -------------
-----------------                                 ---------------- --------------- ---------------- ------------------ -------------
      Level           CVAT          $500,000            65              Male           Single            12.00%            No Usage
                                                                                                      (10.85% net)
-------------- -------------- ---------------- ---------------- --------------- ---------------- ------------------ ----------------
------------------------ ------------------------------------------------------ ----------------------------------------------------
Policy Year  Premium                         Current Charges                                      Guaranteed Charges
           Payments*

                         ------------------------------------------------------ ----------------------------------------------------
                         -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
                         Withdrawal       Death       Account     Cash Value    Withdrawal       Death       Account     Cash Value
                                          Benefit       Value                                    Benefit       Value

------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     1      $50,315           $0         $500,000      $50,428       $45,397         $0         $500,000      $42,593       $37,562
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     2      50,315             0          500,000      105,391       97,341           0          500,000       89,028       80,978
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     3      50,315             0          500,000      165,417       156,360          0          500,000      139,926       130,869
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     4      50,315             0          500,000      231,096       221,033          0          500,000      196,028       185,965
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     5      50,315             0          500,000      303,094       293,031          0          500,000      258,233       248,170
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     6      50,315             0          561,421      381,731       372,674          0          500,000      327,649       318,593
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     7      50,315             0          672,572      466,867       459,823          0          580,364      402,861       395,817
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     8         0               0          718,184      508,544       501,500          0          611,262      432,833       425,789
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     9         0               0          767,409      553,831       550,309          0          643,839      464,652       461,130
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    10         0               0          820,591      603,041       599,519          0          678,162      498,372       494,850
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    11         0               0          881,645      659,193       659,193          0          717,231      536,263       536,263
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    12         0               0          947,333      720,080       720,080          0          758,567      576,596       576,596
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    13         0               0         1,018,039     786,143       786,143          0          802,307      619,552       619,552
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    14         0               0         1,094,175     857,874       857,874          0          848,591      665,327       665,327
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    15         0               0         1,176,247     935,817       935,817          0          897,567      714,101       714,101
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    16         0               0         1,273,186    1,027,284     1,027,284         0          955,634      771,063       771,063
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    17         0               0         1,377,847    1,126,762     1,126,762         0         1,017,480     832,065       832,065
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    18         0               0         1,491,190    1,235,055     1,235,055         0         1,083,357     897,273       897,273
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    19         0               0         1,614,266    1,353,045     1,353,045         0         1,153,536     966,870       966,870
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    20         0               0         1,748,167    1,481,704     1,481,704         0         1,228,313    1,041,088     1,041,088
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------

------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    25         0               0         2,613,087    2,321,780     2,321,780         0         1,682,960    1,495,344     1,495,344
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    30         0               0         3,904,498    3,644,725     3,644,725         0         2,309,774    2,156,101     2,156,101
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    35         0               0         5,903,528    5,884,265     5,884,265         0         3,188,695    3,178,290     3,178,290
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
  Death Benefit         Life         Specified     Issue Age(s)     Male/Female     Single Life/     Hypothetical      Tobacco Usage
     Option        Insurance Test      Amount                                        Joint Life     Rate of Return    Classification
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------------                                 ----------------- --------------- --------------- ------------------ ------------
      Level             CVAT          $500,000            65              Male           Single            6.00%           No Usage
                                                                                                        (4.85% net)
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------- ---------------- ----------------------------------------------------- -----------------------------------------------
Policy Year       Premium                        Current Charges                                     Guaranteed Charges
                 Payments*

                             ----------------------------------------------------- -------------------------------------------------
                             --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
                              Withdrawal       Death     Account     Cash Value    Withdrawal    Death         Account    Cash Value
                                               Benefit      Value                                  Benefit       Value

----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     1          50,315             0           500,000      47,652      42,621           0         500,000      40,029       34,997
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     2          50,315             0           500,000      96,778      88,728           0         500,000      81,233       73,183
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     3          50,315             0           500,000     147,512      138,455          0         500,000      123,817     114,761
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     4          50,315             0           500,000     199,994      189,931          0         500,000      168,015     157,952
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     5          50,315             0           500,000     254,376      244,313          0         500,000      214,094     204,031
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     6          50,315             0           500,000     310,820      301,764          0         500,000      262,377     253,320
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     7          50,315             0           531,675     369,063      362,019          0         500,000      313,276     306,232
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     8             0               0           537,259     380,432      373,388          0         500,000      316,217     309,173
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     9             0               0           543,268     392,071      388,549          0         500,000      318,418     314,896
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     10            0               0           549,728     403,987      400,465          0         500,000      319,711     316,189
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     11            0               0           558,920     417,896      417,896          0         500,000      321,310     321,310
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     12            0               0           568,317     431,985      431,985          0         500,000      321,826     321,826
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     13            0               0           577,937     446,291      446,291          0         500,000      321,076     321,076
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     14            0               0           587,800     460,857      460,857          0         500,000      318,814     318,814
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     15            0               0           597,951     475,727      475,727          0         500,000      314,678     314,678
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     16            0               0           612,466     494,174      494,174          0         500,000      310,333     310,333
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     17            0               0           627,210     512,913      512,913          0         500,000      303,178     303,178
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     18            0               0           642,341     532,009      532,009          0         500,000      292,259     292,259
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     19            0               0           658,005     551,526      551,526          0         500,000      276,265     276,265
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     20            0               0           674,307     571,526      571,526          0         500,000      253,402     253,402
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     25            0               0           764,779     679,522      679,522          0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     30            0               0           867,107     809,417      809,417          0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     35            0               0           994,903     991,656      991,656          0            0            0           0
----------- ---------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ------------- --------------- --------------- ------------------ ----------------
  Death Benefit         Life         Specified     Issue Age(s)     Male/Female     Single Life/     Hypothetical      Tobacco Usage
     Option        Insurance Test      Amount                                        Joint Life     Rate of Return    Classification
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
------------------                                 ----------------- --------------- --------------- ------------------ ------------
      Level             CVAT          $500,000            65              Male           Single            0.00%           No Usage
                                                                                                       (-1.15% net)
---------------- --------------- --------------- ----------------- --------------- --------------- ------------------ --------------
---------------------------- ----------------------------------------------------- -------------------------------------------------
Policy Year     Premium                        Current Charges                                     Guaranteed Charges
               Payments*

                             ----------------------------------------------------- -------------------------------------------------
                             --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
                              Withdrawal       Death     Account     Cash Value    Withdrawal    Death         Account    Cash Value
                                               Benefit      Value                                  Benefit       Value

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     1          $50,315            $0         $500,000     $44,877      $39,846         $0         $500,000     $37,470     $32,439
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     2          50,315             0           500,000      88,495      80,445           0         500,000      73,758       65,707
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     3          50,315             0           500,000     130,945      121,888          0         500,000      108,972      99,916
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     4          50,315             0           500,000     172,314      162,251          0         500,000      143,217     133,154
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     5          50,315             0           500,000     212,685      202,622          0         500,000      176,583     166,520
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     6          50,315             0           500,000     252,138      243,082          0         500,000      209,157     200,100
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     7          50,315             0           500,000     290,592      283,548          0         500,000      241,036     233,992
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     8             0               0           500,000     281,428      274,384          0         500,000      223,746     216,702
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     9             0               0           500,000     272,030      268,508          0         500,000      204,523     201,001
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     10            0               0           500,000     262,355      258,833          0         500,000      182,911     179,389
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     11            0               0           500,000     253,422      253,422          0         500,000      159,136     159,136
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     12            0               0           500,000     243,657      243,657          0         500,000      131,828     131,828
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     13            0               0           500,000     232,989      232,989          0         500,000      100,281     100,281
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     14            0               0           500,000     221,341      221,341          0         500,000      63,601       63,601
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     15            0               0           500,000     208,624      208,624          0         500,000      20,558       20,558
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     16            0               0           500,000     196,069      196,069          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     17            0               0           500,000     181,286      181,286          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     18            0               0           500,000     164,020      164,020          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     19            0               0           500,000     143,962      143,962          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     20            0               0           500,000     120,736      120,736          0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     25            0               0              0           0            0             0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     30            0               0              0           0            0             0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     35            0               0              0           0            0             0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------- -------------- ---------------- ---------------- --------------- ---------------- ------------------ -----------
  Death Benefit         Life          Specified  Issue Age(s)     Male/Female     Single Life/      Hypothetical       Tobacco Usage
      Option          Insurance        Amount                                      Joint Life      Rate of Return     Classification
                        Test

------------------- -------------- ---------------- ---------------- --------------- ---------------- ------------------ -----------
-------------------                                 ---------------- --------------- ---------------- ------------------ -----------
      Level             CVAT          $500,000            55/            Male/            Joint            12.00%           No Usage
                                                          52             Female                         (10.85% net)
------------------- -------------- ---------------- ---------------- --------------- ---------------- ------------------ -----------
-------------------------- ------------------------------------------------------ --------------------------------------------------
Policy Year   Premium                         Current Charges                                      Guaranteed Charges
             Payments*

                         ------------------------------------------------------ ----------------------------------------------------
                         -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
                          Withdrawal       Death       Account     Cash Value    Withdrawal       Death       Account     Cash Value
                                          Benefit       Value                                    Benefit       Value

------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     1      23,275             0          500,000       24,614       22,286           0          500,000       24,614       22,286
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     2      23,275             0          500,000       51,398       47,674           0          500,000       51,398       47,674
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     3      23,275             0          500,000       80,543       76,354           0          500,000       80,543       76,354
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     4      23,275             0          500,000      112,260       107,605          0          500,000      112,260       107,605
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     5      23,275             0          500,000      146,777       142,122          0          500,000      146,777       142,122
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     6      23,275             0          500,000      184,349       180,160          0          500,000      184,349       180,160
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     7      23,275             0          557,288      225,255       221,997          0          557,187      225,214       221,956
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     8         0               0          587,225      246,375       243,117          0          586,842      246,215       242,956
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
     9         0               0          618,993      269,472       267,842          0          618,097      269,082       267,453
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    10         0               0          652,721      294,717       293,088          0          651,017      293,947       292,318
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    11         0               0          691,363      323,613       323,613          0          688,461      322,255       322,255
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    12         0               0          732,646      355,322       355,322          0          728,056      353,096       353,096
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    13         0               0          776,816      390,118       390,118          0          769,926      386,658       386,658
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    14         0               0          824,147      428,309       428,309          0          814,201      423,140       423,140
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    15         0               0          874,936      470,229       470,229          0          861,021      462,750       462,750
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    16         0               0          935,627      519,649       519,649          0          916,518      509,036       509,036
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    17         0               0         1,001,283     574,273       574,273          0          975,592      559,538       559,538
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    18         0               0         1,072,440     634,664       634,664          0         1,038,471     614,561       614,561
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    19         0               0         1,149,721     701,453       701,453          0         1,105,399     674,412       674,412
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    20         0               0         1,233,822     775,325       775,325          0         1,176,636     739,390       739,390
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------

------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    25         0               0         1,784,629    1,278,582     1,278,582         0         1,607,929    1,151,986     1,151,986
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    30         0               0         2,631,945    2,088,752     2,088,752         0         2,198,009    1,744,373     1,744,373
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------
    35         0               0         3,936,955    3,363,858     3,363,858         0         3,007,008    2,569,282     2,569,282
------------------------ -------------- ------------ ------------- ------------ -------------- ------------ ------------- ----------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
  Death Benefit         Life         Specified     Issue Age(s)     Male/Female     Single Life/     Hypothetical      Tobacco Usage
     Option        Insurance Test      Amount                                        Joint Life     Rate of Return    Classification
---------------- --------------- --------------- ----------------- --------------- --------------- ------------------ --------------
----------------                                 ----------------- --------------- --------------- ------------------ --------------
      Level           CVAT          $500,000           55/             Male/           Joint             6.00%           No Usage
                                                        52             Female                         4.85% net)
---------------- --------------- --------------- ----------------- --------------- --------------- ------------------ --------------
---------------------------- ----------------------------------------------------- -------------------------------------------------
Policy Year     Premium                        Current Charges                                     Guaranteed Charges
               Payments*

                             ----------------------------------------------------- -------------------------------------------------
                             --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
                               Withdrawal       Death     Account     Cash Value   Withdrawal    Death         Account    Cash Value
                                               Benefit      Value                                  Benefit       Value

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     1          $23,275            $0         $500,000     $23,294      $20,967         $0         $500,000     $23,294     $20,967
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     2          23,275             0           500,000      47,282      43,558           0         500,000      47,282       43,558
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     3          23,275             0           500,000      71,978      67,788           0         500,000      71,978       67,788
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     4          23,275             0           500,000      97,401      92,746           0         500,000      97,401       92,746
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     5          23,275             0           500,000     123,568      118,913          0         500,000      123,568     118,913
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     6          23,275             0           500,000     150,502      146,312          0         500,000      150,502     146,312
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     7          23,275             0           500,000     178,264      175,005          0         500,000      178,225     174,966
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     8             0               0           500,000     184,459      181,200          0         500,000      184,319     181,060
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     9             0               0           500,000     190,855      189,226          0         500,000      190,534     188,905
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     10            0               0           500,000     197,451      195,821          0         500,000      196,846     195,217
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     11            0               0           500,000     205,080      205,080          0         500,000      204,061     204,061
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     12            0               0           500,000     212,982      212,982          0         500,000      211,386     211,386
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     13            0               0           500,000     221,169      221,169          0         500,000      218,797     218,797
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     14            0               0           500,000     229,656      229,656          0         500,000      226,267     226,267
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     15            0               0           500,000     238,458      238,458          0         500,000      233,768     233,768
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     16            0               0           500,000     249,227      249,227          0         500,000      242,867     242,867
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     17            0               0           500,000     260,492      260,492          0         500,000      252,074     252,074
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     18            0               0           500,000     272,288      272,288          0         500,000      261,354     261,354
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     19            0               0           500,000     284,651      284,651          0         500,000      270,660     270,660
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     20            0               0           500,000     297,613      297,613          0         500,000      279,939     279,939
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     25            0               0           519,260     372,019      372,019          0         500,000      323,675     323,675
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     30            0               0           580,753     460,894      460,894          0         500,000      356,858     356,858
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     35            0               0           658,900     562,985      562,985          0         500,000      361,313     361,313
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                    Flexible Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

                            Issue State: Connecticut

------------------------------------------------------------------------------------------------------------------------------------
------------------ --------------- --------------- ----------------- --------------- --------------- ------------------ ------------
  Death Benefit         Life         Specified       Issue Age(s)     Male/Female   Single Life/     Hypothetical      Tobacco Usage
     Option        Insurance Test      Amount                                        Joint Life     Rate of Return    Classification
---------------- --------------- --------------- ----------------- --------------- --------------- ------------------ --------------
----------------                                 ----------------- --------------- --------------- ------------------ --------------
      Level           CVAT          $500,000           55/             Male/           Joint             0.00%           No Usage
                                                        52             Female                        (-1.15% net)
---------------- --------------- --------------- ----------------- --------------- --------------- ------------------ --------------
---------------------------- ----------------------------------------------------- -------------------------------------------------
Policy Year     Premium                        Current Charges                                     Guaranteed Charges
               Payments*

                             ----------------------------------------------------- -------------------------------------------------
                             --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
                              Withdrawal       Death     Account     Cash Value    Withdrawal    Death         Account    Cash Value
                                               Benefit      Value                                  Benefit       Value

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     1          $23,275            $0         $500,000     $21,975      $19,648         $0         $500,000     $21,975     $19,648
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     2          23,275             0           500,000      43,320      39,596           0         500,000      43,320       39,596
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     3          23,275             0           500,000      64,043      59,854           0         500,000      64,043       59,854
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     4          23,275             0           500,000      84,157      79,502           0         500,000      84,157       79,502
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     5          23,275             0           500,000     103,669      99,014           0         500,000      103,669      99,014
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     6          23,275             0           500,000     122,598      118,409          0         500,000      122,591     118,401
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     7          23,275             0           500,000     140,993      137,735          0         500,000      140,930     137,672
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     8             0               0           500,000     137,530      134,271          0         500,000      137,340     134,081
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     9             0               0           500,000     134,105      132,475          0         500,000      133,696     132,067
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     10            0               0           500,000     130,704      129,074          0         500,000      129,960     128,330
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     11            0               0           500,000     127,842      127,842          0         500,000      126,607     126,607
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     12            0               0           500,000     124,968      124,968          0         500,000      123,050     123,050
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     13            0               0           500,000     122,081      122,081          0         500,000      119,234     119,234
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     14            0               0           500,000     119,180      119,180          0         500,000      115,099     115,099
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     15            0               0           500,000     116,262      116,262          0         500,000      110,578     110,578
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     16            0               0           500,000     114,083      114,083          0         500,000      106,296     106,296
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     17            0               0           500,000     111,865      111,865          0         500,000      101,419     101,419
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     18            0               0           500,000     109,617      109,617          0         500,000      95,819       95,819
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     19            0               0           500,000     107,351      107,351          0         500,000      89,331       89,331
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     20            0               0           500,000     105,069      105,069          0         500,000      81,749       81,749
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     25            0               0           500,000      92,000      92,000           0         500,000      16,431       16,431
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     30            0               -           500,000      62,760      62,760           0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------
     35            0               0              0           0            0             0            0            0           0
---------------------------- --------------- ------------ ----------- ------------ -------------- ----------- ------------ ---------

* It is assumed that Premiums are applied at the beginning of the Policy Year shown.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE TIMING AND AMOUNT OF PREMIUM PAYMENTS, ANY WITHDRAWALS, LOANS AND LOAN REPAYMENTS, THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.